Supplement to the Prospectuses

Credit Suisse Commodity Return Strategy Fund
Credit Suisse Trust – Commodity Return Strategy Portfolio

The following information supersedes or supplements certain information in the funds' Prospectuses.

Andrew Karsh (see biography below) joins the Credit Suisse Commodities Management Team which consists of Kam Poon, Christopher Burton and Andrew Lenskold.

Messrs. Burton and Karsh are the co-lead members of the team and responsible for the commodities exposure of the fund. Messrs. Poon and Lenskold are responsible for assisting with the commodities exposure and for the management of the fixed income securities and cash portion of the fund.

Biography

Andrew Karsh, Director, is a portfolio manager and trader specializing in derivatives. He joined Credit Suisse Asset Management, LLC in December 2007. Mr. Karsh joined Credit Suisse Group in 1999, and was most recently part of the Fixed Income Structuring Group within Credit Suisse's Investment Banking Division. Prior to joining Credit Suisse, Mr. Karsh worked in Fixed Income and Derivatives roles at Santander Financial Products and Bear Stearns. Mr. Karsh holds a B.S./B.A. in Finance from American University.

Dated: January 9, 2008	16-0108 for COM-PRO-CMN COM-PRO-LOAD TRCSR-PRO 2008-001